Net Loss per Share (Q2)	6 Months Ended
Jun. 30, 2019
Net Loss per Share [Abstract]
Net Loss per Share
Note 16 - Net Loss per Share

Basic and diluted net loss per share attributable to Common Stockholders is presented using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options and the amount of compensation cost for future service that has not yet recognized are collectively assumed to be used to repurchase shares.

Basic and diluted net loss per share is calculated by dividing net loss attributable to Common Stockholders by the weighted-average shares outstanding during the period.  For the six months ended June 30, 2019 and 2018, the Company’s basic and diluted net loss per share attributable to Common Stockholders are the same, because the Company has generated a net loss to Common Stockholders and Common Stock equivalents are excluded from diluted net loss per share as they have an antidilutive impact.

The following table sets forth basic and diluted net loss per share attributable to Common Stockholders for the three and six months ended June 30, 2019 and 2018:

Dollars in thousands except per share amounts	Six Months Ended June 30		Three Months Ended June 30
	2019	2018	2019	2018
Common Stockholders
Numerator:

Net loss	$(164,286)	$(2,400)	$(161,506)	$(745)
Less: Preferred Stock Dividends	(27)	-	(27)	-
Net loss attributable to Common Stockholders	$(164,313)	$(2,400)	$(161,533)	$(745)
Denominator:
Weighted average shares used in computing net loss per share attributable to Common Stockholders, basic and diluted	21,202,188	11,497,128	30,638,048	11,497,128
Net loss per share attributable to Common Stockholders, basic and diluted	$(7.75)	$(0.21)	$(5.27)	$(0.06)